UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2019

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36332	20-1968197
(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALDX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01.	Regulation FD Disclosure.

On December 3, 2019, Aldeyra Therapeutics, Inc. (the “Company” or “Aldeyra”) issued a press release and is holding a conference call regarding the top-line results from Part 1 of the adaptive Phase 3 RENEW Trial of topical ocular reproxalap in patients with dry eye disease. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. A copy of the presentation which will be referenced during the conference call and posted on the Company’s website is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

This information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01.	Other Events.

As reported under Item 7.01 of this Current Report on Form 8-K, on December 3, 2019, the Company issued a press release and is holding a conference call regarding the top-line results from Part 1 of the adaptive Phase 3 RENEW Trial of topical ocular reproxalap in patients with dry eye disease. The RENEW Trial is an ongoing adaptive, two-part, multi-center, randomized, vehicle-controlled, double-masked, parallel-group Phase 3 trial of 0.25% topical ocular reproxalap compared to vehicle in patients with moderate to severe dry eye disease. The primary objective of RENEW Part 1 was to confirm dosing regimen, endpoints, and sample size for RENEW Part 2. In Part 1 of RENEW, 422 patients were randomized equally to receive either four-times-daily reproxalap or vehicle for twelve weeks (the constant dosing group) or four-times-daily reproxalap or vehicle for four weeks, followed by twice-daily reproxalap or vehicle for eight weeks (the induction-maintenance dosing group).

The primary objective of RENEW Part 1 was achieved. Observed activity versus vehicle of the induction-maintenance dosing regimen of topical ocular reproxalap was greater than that of the constant dosing group, and the induction-maintenance dosing regimen will be advanced to RENEW Part 2. The expected primary endpoints for RENEW Part 2 are ocular dryness score and fluorescein nasal region ocular staining score. RENEW Part 2 is expected to initiate in the first half of 2020 and enroll approximately 400 patients per arm at approximately 90% power to achieve statistical significance.

In the induction-maintenance dosing group, the RENEW co-primary endpoint of patient-reported visual analog scale (VAS) ocular dryness from Weeks 2 to 12 was achieved (p=0.0004), and activity was observed as early as one week after initiation of therapy (p=0.001) and was maintained until the end of the trial. In the induction-maintenance dosing group from Weeks 2 to 12, reproxalap was statistically superior to vehicle in VAS ocular endpoints for itching (p=0.03), foreign body sensation (p=0.004), discomfort (p=0.003), photophobia (p=0.004), and pain (p=0.03). In the induction-maintenance dosing group from Weeks 2 to 12, reproxalap was statistically superior to vehicle in Ocular Discomfort & 4-Symptom Questionnaire ocular endpoints for dryness (p=0.01), discomfort (p=0.03), burning (p=0.03), grittiness (p=0.003), and stinging (p=0.02). Although the improvement effect size of the co-primary endpoint of fluorescein nasal region ocular staining did not reach statistical significance, reproxalap was statistically superior to vehicle in reduction from baseline in the induction-maintenance dosing group from Weeks 1 to 4 of treatment (p=0.03), and statistical separation from vehicle was observed at Week 2 (p=0.04).

In the trial, no adverse findings on safety assessments were observed, and reproxalap was well-tolerated. The most common reported adverse event in reproxalap-treated patients was transient and mild instillation site irritation. Less than 8% of reproxalap treated patients discontinued the trial due to adverse events, and moderate ocular adverse events were reported in fewer than 1% of subjects.

Various statements contained in this Current Report on Form 8-K are “forward-looking statements” under the securities laws, including, but not limited to, statements regarding Aldeyra’s plans and expectations for its product candidates. In some cases, you can identify forward looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “on track,” “scheduled,” “target,” “design,” “estimate,” “predict,” “potential,” “aim,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties.

Aldeyra is at an early stage of development and may not ever have any products that generate significant revenue. All of Aldeyra’s development timelines may be subject to adjustment depending on recruitment rate, regulatory review, preclinical and clinical results, and other factors that could delay the initiation or completion of clinical trials. Important factors that could cause actual results to differ materially from those reflected in Aldeyra’s forward-looking statements include, among others, the timing of enrollment, commencement and completion of Aldeyra’s clinical trials; the timing and success of preclinical studies and clinical trials conducted by Aldeyra and its development partners; updated or refined data based on Aldeyra’s continuing review and quality control analysis of clinical data; Aldeyra’s ability to design clinical trials with protocols and endpoints acceptable to applicable regulatory authorities; the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or clinical trials involving Aldeyra’s product candidates; the scope, progress, expansion, and costs of developing and commercializing Aldeyra’s product candidates; Aldeyra’s expectations regarding competition; Aldeyra’s anticipated growth strategies; Aldeyra’s ability to attract or retain key personnel; Aldeyra’s ability to establish and maintain development partnerships; Aldeyra’s expectations regarding federal, state and foreign regulatory requirements; regulatory developments in the United States and foreign countries; Aldeyra’s ability to obtain and maintain intellectual property protection for Aldeyra’s product candidates; the anticipated trends and challenges in Aldeyra’s business and the market in which it operates; and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Aldeyra’s Annual Report on Form 10-K for the year ended December 31, 2018 and Aldeyra’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov.

In addition to the risks described above and in Aldeyra’s other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra’s results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information conveyed on the conference call is provided only as of the date of the call, and Aldeyra undertakes no obligation to update any forward-looking statements presented on the call on account of new information, future events, or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Aldeyra Therapeutics, Inc. Press Release dated December 3, 2019.

99.2	Aldeyra Therapeutics, Inc. Presentation dated December 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2019	ALDEYRA THERAPEUTICS, INC.

	By:	/s/ Joshua Reed
	Name:	Joshua Reed
	Title:	Chief Financial Officer